Exhibit 10.7






                          HIBBETT SPORTING GOODS, INC.

                                STOCK OPTION PLAN

                  (as amended effective as of September 13, 1996)

                                TABLE OF CONTENTS


                                                                            Page


SECTION 1.     PURPOSE  . . . . . . . . . . . . . . . . . . . . . . . . . .    1

SECTION 2.     DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . .    1

     2.1.  Board  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
     2.2.  Change in Control  . . . . . . . . . . . . . . . . . . . . . . .    1
     2.3.  Code . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
     2.4.  Committee  . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
     2.5.  Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
     2.6.  Employee . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
     2.7.  Exchange Act . . . . . . . . . . . . . . . . . . . . . . . . . .    3
     2.8.  Fair Market Value  . . . . . . . . . . . . . . . . . . . . . . .    4
     2.9.  ISO  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
     2.10. Non-ISO  . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
     2.11. Option . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
     2.12. Option Certificate . . . . . . . . . . . . . . . . . . . . . . .    4
     2.13. Option Price . . . . . . . . . . . . . . . . . . . . . . . . . .    5
     2.14. Parent Corporation . . . . . . . . . . . . . . . . . . . . . . .    5
     2.15. Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
     2.16. Rule 16b-3 . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
     2.17. Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
     2.18. Subsidiary . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
     2.19. Ten Percent Shareholder  . . . . . . . . . . . . . . . . . . . .    5

SECTION 3.     SHARES RESERVED UNDER THE PLAN . . . . . . . . . . . . . . .    5

SECTION 4.     EFFECTIVE DATE . . . . . . . . . . . . . . . . . . . . . . .    6

SECTION 5.     ADMINISTRATION . . . . . . . . . . . . . . . . . . . . . . .    6

SECTION 6.     ELIGIBILITY  . . . . . . . . . . . . . . . . . . . . . . . .    7

SECTION 7.     GRANT OF OPTIONS . . . . . . . . . . . . . . . . . . . . . .    7
     7.1. Committee Action  . . . . . . . . . . . . . . . . . . . . . . . .    7
     7.2. $100,000 Limit  . . . . . . . . . . . . . . . . . . . . . . . . .    8

SECTION 8.     OPTION PRICE . . . . . . . . . . . . . . . . . . . . . . . .    9

SECTION 9.     EXERCISE PERIOD  . . . . . . . . . . . . . . . . . . . . . .    9

SECTION 10.    TRANSFERABILITY  . . . . . . . . . . . . . . . . . . . . . .   10
     10.1.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
     10.2.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
     10.3.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
     10.4.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11

SECTION 11.    SECURITIES REGISTRATION  . . . . . . . . . . . . . . . . . .   12

SECTION 12.    LIFE OF PLAN . . . . . . . . . . . . . . . . . . . . . . . .   13

SECTION 13.    ADJUSTMENT . . . . . . . . . . . . . . . . . . . . . . . . .   13

SECTION 14.    CHANGE IN CONTROL  . . . . . . . . . . . . . . . . . . . . .   14

SECTION 15.    AMENDMENT OR TERMINATION . . . . . . . . . . . . . . . . . .   15

SECTION 16.    MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . .   16
     16.1.     No Shareholder Rights  . . . . . . . . . . . . . . . . . . .   16
     16.2.     No Contract of Employment  . . . . . . . . . . . . . . . . .   16
     16.3.     Other Conditions . . . . . . . . . . . . . . . . . . . . . .   16
     16.4.     Withholding  . . . . . . . . . . . . . . . . . . . . . . . .   17
     16.5.     Construction . . . . . . . . . . . . . . . . . . . . . . . .   17








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                          HIBBETT SPORTING GOODS, INC.

                                STOCK OPTION PLAN

                  (as amended effective as of September 13, 1996)

                                   SECTION 1.

                                     PURPOSE
                                     -------

     The purpose of this Plan is to promote the interests of the Company and its shareholders by granting Options to purchase Stock to Employees in order (1) to provide an additional incentive to each Employee to work to increase the value of the Company's stock, and (2) to provide each Employee with a stake in the future of the Company which corresponds to the stake of each of the Company's shareholders.



                                   SECTION 2.

                                   DEFINITIONS
                                   -----------

     Each term set forth in this Section 2 shall have the meaning set forth opposite such term for purposes of this Plan and, for purposes of such definitions, the singular shall include the plural and the plural shall include the singular.

     2.1. Board -- means the Board of Directors of the Company.
          -----

     2.2. Change in Control -- shall be deemed to have occurred if (i) any
          -----------------

"person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act

(other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of Stock of the Company, Saunders Karp & Megrue

L.P. or any Affiliate thereof, or the Anderson Shareholders (as defined in the

Stockholders Agreement dated as of November 1, 1995 among The SK Equity Fund

L.P., SK Investment Fund L.P., the Company and certain shareholders of the

Company named therein)), is or becomes the "beneficial owner" (as defined in

Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the

Company representing 50% or more of the combined voting power of the Company's then outstanding securities; (ii) during any period of two consecutive years

(not including any period prior to the adoption of the Plan), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii), or (iv) of this paragraph) whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two-

thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board; (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the








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voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (iv) the shareholders of the

Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the

Company's assets.  If any of the events enumerated in clauses (i) through (iv)

occur, the Committee shall determine the effective date of the Change in Control resulting therefrom, for purposes of the Plan.

     2.3. Code -- means the Internal Revenue Code of 1986, as amended.
          ----

     2.4. Committee -- means the committee appointed by the Board to administer
          ---------

this Plan which at all times shall consist of two or more members of the Board.

At such time as the Company becomes subject to the reporting requirements under

Section 16(b) of the Exchange Act, each member of the Committee shall be a "non-

employee director" within the meaning of Rule 16b-3.

     2.5. Company -- means Hibbett Sporting Goods, Inc., a Delaware corporation,
          -------

and any successor to such corporation.

     2.6. Employee -- means any full-time employee of the Company who the
          --------

Committee, acting in its absolute discretion, has determined to be eligible for the grant of an Option under this Plan.

     2.7. Exchange Act -- means the Securities Exchange Act of 1934, as amended.
          ------------






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     2.8. Fair Market Value -- means the fair market value of a share of Stock
          -----------------

as determined pursuant to a valuation or an appraisal of the Stock and its value per share which is prepared by a qualified independent public accountant or other person experienced in valuing closely-held businesses and which is selected by the Board.  Such valuation or appraisal shall be deemed to be the fair market value of the Stock and its value per share; provided, however, that the Board shall not be obligated to obtain more than one such independent valuation or appraisal in any calendar year; and, provided further, that if at any time the Stock is publicly traded on any exchange or in the over-the-counter market, the closing price on the date of determination for a share of Stock as reported by The Wall Street Journal or, if The Wall Street Journal does not
            -----------------------        -----------------------

report such closing price, such closing price as reported by a newspaper or trade journal selected by the Committee, shall be the fair market value of a share of Stock.

     2.9.      ISO -- means an option granted under this Plan to purchase Stock
               ---

which is intended by the Company to satisfy the requirements of Code

Section 422.

     2.10.     Non-ISO -- means an option granted under this Plan to purchase
               -------

Stock which is not intended by the Company to satisfy the requirements of Code

Section 422.

     2.11.     Option -- means an ISO or a Non-ISO.
               ------

     2.12.     Option Certificate -- means the written certificate or instrument
               ------------------

which sets forth the terms of an Option granted to an Employee or Director under this Plan.




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
     2.13.     Option Price -- means the price which shall be paid to purchase
               ------------

one share of Stock upon the exercise of an Option granted under this Plan.

     2.14.     Parent Corporation -- means any corporation which is a parent of
               ------------------

the Company within the meaning of Section 424(e) of the Code.

     2.15.     Plan -- means this Hibbett Sporting Goods, Inc. Stock Option
               ----

Plan, as amended from time to time.

     2.16.     Rule 16b-3 -- means the exemption under Rule 16b-3 to
               ----------

Section 16(b) of the Exchange Act or any successor to such rule.

     2.17.     Stock -- means the $.01 par value common stock of the Company.
               -----

     2.18.     Subsidiary -- means a corporation which is a subsidiary
               ----------

corporation (within the meaning of Section 424(f) of the Code) of the Company.

     2.19.     Ten Percent Shareholder -- means a person who owns (after taking
               -----------------------

into account the attribution rules of Code Section 424(d)) more than ten percent

(10%) of the total combined voting power of all classes of stock of the Company.



                                   SECTION 3.

                         SHARES RESERVED UNDER THE PLAN
                         ------------------------------

     There shall be 66,352 shares of Stock reserved for use under this Plan, and such shares of Stock shall be reserved to the extent that the Company deems appropriate from authorized but unissued shares of Stock and from shares of

Stock which have been reacquired


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
by the Company.  Furthermore, any shares of Stock subject to an Option which remain unissued after the cancellation, expiration or exchange of such Option thereafter shall again become available for use under this Plan.



                                   SECTION 4.

                                 EFFECTIVE DATE
                                 --------------

     The effective date of this Plan shall be the date it is adopted by the

Board, provided that the shareholders of the Company shall approve this Plan after the date of its adoption in accordance with Rule 16b-3 and, to the extent this Plan provides for the issuance of ISOs, the shareholders of the Company shall approve those portions of this Plan related to the granting of ISOs within twelve (12) months after the date of adoption.  If any Options are granted under this Plan before the date of such shareholder approval, such Options automatically shall be granted subject to such approval.



                                   SECTION 5.

                                 ADMINISTRATION
                                 --------------

     This Plan shall be administered by the Committee.  The Board may from time to time remove members from, or add members to, the Committee.  Vacancies on the

Committee shall be filled by the Board.  The Committee shall select one of its members as Chairman and shall hold meetings at such times and places as it may determine.  The Committee acting in its absolute discretion shall








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
exercise such powers and take such action as expressly called for under this

Plan and, further, the Committee shall have the power to interpret this Plan and

(in the event that the Company becomes subject to the reporting requirements of

Section 16(b) of the Exchange Act, subject to Rule 16b-3) to take such other action (except to the extent the right to take such action is expressly and exclusively reserved for the Board or the Company's shareholders) in the administration and operation of this Plan as the Committee deems equitable under the circumstances, which action shall be binding on the Company, on each affected Employee or Director and on each other person directly or indirectly affected by such action.



                                   SECTION 6.

                                   ELIGIBILITY
                                   -----------

     Only Employees shall be eligible for the grant of Options under this Plan.



                                   SECTION 7.

                                GRANT OF OPTIONS
                                ----------------

     7.1. Committee Action.  The Committee, acting in its absolute discretion,
          ----------------

shall have the right to grant Options to Employees under this Plan from time to time to purchase shares of Stock and, further, shall have the right to grant new

Options in exchange for outstanding Options which have a higher or lower Option

Price.  Each grant of an Option to an Employee shall be evidenced by an

Option Certificate, and each such Option Certificate shall (1) specify whether the Option is an ISO or Non-ISO and (2) incorporate such other terms and conditions as the Committee, acting in its absolute discretion,  deems consistent with the terms of this Plan, including (without limitation) a restriction on the number of shares of Stock subject to the Option which first become exercisable during any calendar year.  If the Committee grants an ISO and a Non-ISO to an Employee on the same date, the right of the Employee to exercise one such Option shall not be conditioned on his or her failure to exercise the other such Option.

     7.2. $100,000 Limit.  To the extent that the aggregate Fair Market Value of
          --------------

Stock (determined as of the date the ISO is granted) with respect to which ISOs first become exercisable in any calendar year exceeds $100,000, such Options shall be treated as Non-ISOs.  The Fair Market Value of the Stock subject to any other option (determined as of the date such option was granted) which (1)

satisfies the requirements of Section 422 of the Code and (2) is granted to an

Employee under a plan maintained by the Company, a Subsidiary or a Parent

Corporation shall be treated (for purposes of this $100,000 limitation) as if granted under this Plan.  This $100,000 limitation shall be administered in accordance with the rules under Section 422(d) of the Code.

                                   SECTION 8.

                                  OPTION PRICE
                                  ------------

     The Option Price for each share of Stock subject to an Option shall be no less than the Fair Market Value of a share of Stock on the date the Option is granted; provided, however, if the Option is an ISO granted to a Ten Percent

Shareholder, the Option Price for each share of Stock subject to such ISO shall be no less than 110% of the Fair Market Value of a share of Stock on the date such ISO is granted.  The Option Price shall be payable in full upon the exercise of any Option and, at the discretion of the Committee, an Option

Certificate can provide for the payment of the Option Price either in cash, by check, or in Stock acceptable to the Committee or in any combination of cash,

check, and Stock acceptable to the Committee.  Any payment made in Stock shall be treated as equal to the Fair Market Value of such Stock on the date the properly endorsed certificate for such Stock is delivered to the Committee or its delegate.



                                   SECTION 9.

                                 EXERCISE PERIOD
                                 ---------------

     Each Option granted under this Plan to an Employee shall be exercisable in whole or in part at such time or times as set forth in the related Option

Certificate, but no Option Certificate shall make an Option granted to an

Employee exercisable before the last day of the six-month period which begins on the date such Option is granted or after the earlier of

          (a)  the date such Option is exercised in full,

          (b)  the date which is the fifth anniversary of the date the Option is granted, if the Option is an ISO and the Employee is a Ten Percent

     Shareholder on the date the Option is granted, or

          (c)  the date which is the tenth anniversary of the date the Option is granted, if the Option is (i) a Non-ISO or (ii) an ISO which is granted to an Employee who is not a Ten Percent Shareholder on the date the Option is granted.

An Option Certificate may provide for the exercise of an Option granted to an

Employee after the employment of such Employee has terminated for any reason whatsoever, including death or disability.



                                   SECTION 10.

                                 TRANSFERABILITY
                                 ---------------

     10.1.     Except as otherwise set forth in this Section 10, no Option granted under this Plan shall be transferable by an Employee other than by will or by the laws of descent and distribution, and such Option shall be exercisable during the lifetime of an Employee only by such Employee.  The person or persons to whom an Option is transferred by will or by the laws of descent and distribution thereafter shall be treated as the Employee under this Plan.

     10.2.     Upon the voluntary or involuntary termination of employment of an

Employee for any reason, the Company shall repurchase, and such Employee or his legal representative shall






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
sell, all, but not less than all, of the Employee's Option and Stock acquired pursuant to Options granted hereunder (to the extent that such Options are exercisable) pursuant to this Section 10; provided, however, that in the event that the Stock becomes publicly traded, any Stock then held by such terminated

Employee shall not be subject to the provisions of this Section 10.2.

     10.3.     The price at which the Company shall purchase Options pursuant to

Section 10.2 shall be equal to the difference between the Fair Market Value of the Stock on the effective date of the Employee's termination and the exercise price for the Options being purchased.  The price at which the Company shall purchase shares of Stock held by the Employee pursuant to Section 10.2 shall be equal to the Fair Market Value of the shares of Stock held by the Employee as of the date of termination.

     10.4.     Within thirty (30) days of the date of the Employee's

termination, the Company shall deliver to the terminated Employee a check in the amount of the purchase price for the Employee's Stock and Options.  Upon payment by the Company of the purchase price for the Stock and Options, the terminated

Employee or his or her legal representative shall relinquish all further right,

title and interest in and to the Stock and Options and shall surrender and deliver to the Company all of the certificates representing such Stock, with appropriate endorsement thereon or duly executed stock powers.  Such Stock and

Options shall be free from liens, options, or encumbrances of any kind.  Any

Options purchased by the Company pursuant to Section 10.2 shall be








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
cancelled and such options thereafter shall again become available for use under this Plan.



                                   SECTION 11.

                             SECURITIES REGISTRATION
                             -----------------------

     Each Option Certificate shall provide that, upon the receipt of shares of

Stock as a result of the exercise of an Option, the Employee shall, if so requested by the Company, hold such shares of Stock for investment and not with a view to resale or distribution to the public and, if so requested by the

Company, shall deliver to the Company a written statement satisfactory to the

Company to that effect.  Each Option Certificate also shall provide that, if so requested by the Company, the Employee shall make a written representation to the Company that he or she will not sell or offer to sell any of such Stock unless a registration statement shall be in effect with respect to such Stock under the Securities Act of 1933, as amended ("1933 Act") and any applicable state securities law or unless he or she shall have furnished to the Company an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required.  Certificates representing the Stock transferred upon the exercise of an Option granted under this Plan may at the discretion of the Company bear a legend to the effect that such Stock has not been registered under the 1933 Act or any applicable state securities law and that such Stock may not be sold or offered for sale in the absence of an effective registration statement as






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
to such Stock under the 1933 Act and any applicable state securities law or an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required.



                                   SECTION 12.

                                  LIFE OF PLAN
                                  ------------

     No Option shall be granted under this Plan on or after the earlier of

          (1)  the tenth anniversary of the effective date of this Plan (as determined under Section 4 of this Plan), in which event this Plan thereafter shall continue in effect until all outstanding Options have been exercised in full or no longer are exercisable, or

          (2)  the date on which all of the Stock reserved under Section 3 of this Plan has (as a result of the exercise of Options granted under this

     Plan) been issued or no longer is available for use under this Plan, in which event this Plan also shall terminate on such date.



                                   SECTION 13.

                                   ADJUSTMENT
                                   ----------

     The number of shares of Stock reserved under Section 3 of this Plan, the number of shares of Stock subject to Options granted under this Plan, and the

Option Price of such Options shall be adjusted by the Committee in an equitable manner to reflect any








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
change in the capitalization of the Company, including, but not limited to, such changes as stock dividends or stock splits.  The Committee shall have the right to adjust (in a manner which satisfies the requirements of Section 424(a) of the

Code) the number of shares of Stock reserved under Section 3 of this Plan, the number of shares of Stock subject to Options granted under this Plan, and the

Option Price of such Options in the event of any corporate transaction described in Section 424(a) of the Code which provides for the substitution or assumption of Options.  If any adjustment under this Section 13 would create a fractional share of Stock or a right to acquire a fractional share of Stock, such fractional share shall be disregarded and the number of shares of Stock reserved under this Plan and the number subject to any Options granted under this Plan shall be the next lower number of shares of Stock, rounding all fractions downward.  An adjustment made under this Section 13 by the Committee shall be conclusive and binding on all affected persons.



                                   SECTION 14.

                                CHANGE IN CONTROL
                                -----------------

     If there is a Change in Control of the Company, the Committee thereafter shall have the right to take such action with respect to any unexercised Options granted to any Employee as the Committee deems appropriate under the circumstances to protect the interest of the Company in maintaining the integrity of such grants under this Plan, including unilaterally canceling such

Options in






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
exchange for cash, securities or other consideration.  The Committee shall have the right to take different action under this Section 14 with respect to different Employees or different groups of Employees, as the Committee deems appropriate under the circumstances.  In no event, however, shall the Committee take any action under this Section 14 which would impair the rights of an

Employee with respect to Options theretofore granted to such Employee or which would impair the value of such Options, without such Employee's consent.



                                   SECTION 15.

                            AMENDMENT OR TERMINATION
                            ------------------------

     This Plan may be amended by the Committee from time to time to the extent that the Committee deems necessary or appropriate; provided, however, that no amendment shall be made which would impair the rights of an Employee with respect to Options theretofore granted or which would impair the value of such

Options, without such Employee's consent; and, provided further, that no such amendment shall be made absent the approval of the shareholders of the Company required under Section 422 of the Code (1) to increase the number of shares of

Stock reserved under Section 3 or (2) to change the class of employees eligible for Options under Section 6.  Any amendment which specifically applies to Non-

ISOs shall not require shareholder approval unless such approval is necessary to comply with Section 16 of the Exchange Act.  The Committee also may suspend the granting of Options under








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
this Plan at any time and may terminate this Plan at any time; provided,

however, the Committee shall not have the right unilaterally to modify, amend or cancel any Option granted before such suspension or termination unless (1) the

Employee consents in writing to such modification, amendment or cancellation or

(2) there is a dissolution or liquidation of the Company or a transaction described in Section 13 or Section 14 of this Plan.



                                   SECTION 16.

                                  MISCELLANEOUS
                                  -------------

     16.1.     No Shareholder Rights.  No Employee shall have any rights as a
               ---------------------

shareholder of the Company as a result of the grant of an Option to him or to her under this Plan or his or her exercise of such Option pending the actual delivery of Stock subject to such Option to such Employee.

     16.2.     No Contract of Employment.  The grant of an Option to an Employee
               -------------------------

under this Plan shall not constitute a contract of employment and shall not confer on any Employee any rights upon his or her termination of employment in addition to those rights, if any, expressly set forth in the Option Certificate which evidences his or her Option.

     16.3.     Other Conditions.  Each Option Certificate may require that an
               ----------------

Employee (as a condition to the exercise of an Option) enter into any agreement or make such representations prepared by the Company, including any agreement which restricts the transfer of Stock acquired pursuant to the exercise of such








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
Option or provides for the repurchase of such Stock by the Company under certain circumstances.

     16.4.     Withholding.  The exercise of any Option granted under this Plan
               -----------

shall constitute full and complete consent by an Employee to whatever action the

Committee deems necessary to satisfy the federal and state tax withholding requirements, if any, which the Committee acting in its discretion deems applicable to such exercise.  The Committee also shall have the right to provide in an Option Certificate that an Employee may elect to satisfy federal and state withholding requirements through a reduction in the number of shares of Stock actually transferred to him or her under this Plan, and if the Employee is subject to the reporting requirements under Section 16 of the Exchange Act, any such election and any such reduction shall be effected so as to satisfy the conditions to the exemption under Rule 16b-3 under the Exchange Act.

     16.5.     Construction.  This Plan shall be construed under the laws of the
               ------------

State of Delaware.






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